EXHIBIT 99.2 Earnings Release Supplement Third Quarter 2026

Citizens Community Bancorp, Inc.

Table of Contents

	Page(s)
Cautionary Statement and Additional Disclosures	2
Deposit Composition	3
Commercial Deposit Concentrations	4
Top 100 Depositors	5
Liquidity	6
Non-Owner Occupied CRE	7
Owner Occupied CRE	8
Multi-family	9
Commercial & Industrial Loans	10
Construction & Development Loans	11
Agricultural Real Estate & Operating Loans	12
(The following four industry slides are loans included in previous commercial loan slides above, excluding Multi-family loans)	
Campground Loans	13
Hotel Loans	14
Restaurant Loans	15
Office Loans	16
Credit Quality/Risk Rating Descriptions	17
Loans by Risk Rating as of September 30, 2026	18
Loans by Risk Rating as of June 30, 2026	18
Loans by Risk Rating as of December 31, 2025	19
Loans by Risk Rating as of September 30, 2025	19
Allowance for Credit Losses – Loans	20
Allowance for Credit Losses – Unfunded Commitments	20
Delinquency as of September 30, 2026 and June 30, 2026	21
Delinquency as of December 31, 2025 and September 30, 2025	22

	Page(s)
Nonaccrual Loans Roll Forward	23
Other Real Estate Owned Roll Forward	23
Investments – Amortized Cost and Fair Value	24
Investments – Credit Ratings	24
Earnings Per Share	25
Economic Value of Equity	26
Net Interest Income Over One Year Horizon	26
Selected Capital Composition Highlights – Bank and Company	27
Fair Value Accounting and Fair Value Table	28

1

Cautionary Statement and Additional Disclosures SOURCE, DATES AND PERIODS PRESENTED In this earnings release financial supplement, unless otherwise noted, data from internal documents was used as the source for this document. Unless otherwise noted, “20YY” refers to either the corresponding fiscal year-end date or the corresponding 12-months (i.e. fiscal year) then ended. “MMM-YY” refers to either the corresponding quarter-end date, or the corresponding three-month period then ended. CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS This earnings release financial supplement may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, CCFBank National Association (“CCFBank”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “on pace,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. Similarly, statements that describe the Company’s future plans, objectives or goals are also forward-looking statements. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include: conditions in the financial markets and economic conditions generally; the impact of inflation on our business and our customers; geopolitical tensions, including current or anticipated impact of military conflicts; higher lending risks associated with our commercial and agricultural banking activities; future pandemics; cybersecurity risks; adverse impacts on the regional banking industry and the business environment in which the Company and the Bank operate; interest rate risk; lending risk; changes in the fair value or ratings downgrades of our securities; the sufficiency of allowance for credit losses; competitive pressures from others in the financial services industry, including non-depository institutions; disintermediation risk (including the use of emerging financial technologies such as cryptocurrencies); our ability to maintain our reputation; our ability to maintain or increase our market share; our ability to realize the benefits of net deferred tax assets; our ability to obtain needed liquidity; our ability to raise capital needed to fund growth or meet regulatory requirements; our ability to attract and retain key personnel; our ability to keep pace with technological change; prevalence of fraud and other financial crimes; the possibility that our internal controls and procedures could fail or be circumvented; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating acquired business operations or fully realizing the cost savings and other benefits; restrictions on our ability to pay dividends; volatility of our stock price (including possible removal from the Russell 3000® Index and related indexes); accounting standards for credit losses; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or Bank; public company reporting obligations; changes in federal or state tax laws; and changes in accounting principles, policies or guidelines and their impact on financial performance. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward- looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, “Risk Factors,” in the Company’s Form 10-K, for the year ended December 31, 2025, filed with the Securities and Exchange Commission (“SEC”) on March 5, 2026, and the Company's subsequent filings with the SEC. The forward-looking statements made herein are only made as of the date of this earnings release financial supplement and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances occurring after the date hereof. NON-GAAP FINANCIAL MEASURES This earnings release financial supplement contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non-GAAP financial measures referred to herein include net income as adjusted, return on average equity as adjusted, and return on average assets as adjusted. Reconciliations of all non-GAAP financial measures used herein to the comparable GAAP financial measures appear in the appendix at the end of this presentation. 2

Citizens Community Bancorp Inc.

Deposit Composition

September 30, 2026


Insured and Collateralized Deposits
18%
7%
75%
$1.54 Billion
82% of deposits insured or collateralized
Uninsured or Uncollateralized
Preferred Public Deposits Collateralized
Insured Deposits


Deposit Composition
2%
11%
30%
57%
Consumer deposits
Commercial deposits
Public deposits
Wholesale Deposits

Average Account Size (in thousands)

Type	Amount
Retail	$16
Commercial	$69
Public	$403

Top 10 Depositors

Rank	% of Deposits	Industry	Coverage Beyond FDIC[1]
1	2.6%	Public Administration	ICS
2	2.1%	Health Care	ICS
3	1.8%	Education Services	ICS
4	1.0%	Public Administration	Collateralized
5	0.9%	Public Administration	Collateralized
6	0.8%	Manufacturing	ICS
7	0.8%	Public Administration	Collateralized
8	0.7%	Professional, Scientific, & Technical Services	None
9	0.7%	Education Services	ICS
10	0.6%	Real Estate	ICS

(1) Coverage by ICS and Government Issued Insurance may not insure the entire balance

3

Commercial Deposit Concentrations September 30, 2026 Diverse commercial deposit base with no industry concentration over 11% 4

Top 100 Depositors September 30, 2026 $1.54 Billion 5

Liquidity September 30, 2026 $772 Million 6

Non-Owner Occupied CRE

Non-Owner Occupied CRE
As of 9/30/26



1%
1%
5%
4%
4%
4%
5%
7%
17%
23%
29%
CRE - Campground
Investor Residential
Hotel
CRE - Retail
CRE - Senior Living
CRE - Office
CRE - Mixed Use
CRE - Warehouse/Mini Storage
CRE - Industrial/Manufacturing
Bar/Restaurant
Other

By Geography
As of 9/30/26



33%
52%
15%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Non-Owner Occupied CRE

As of	9/30/2026	6/30/2026
Loan Balance Outstanding in Millions	$484	$475
Number of Loans	723	718
Average Loan Size in Thousands	$670	$661
Approximate Weighted Average LTV	54%	54%
Weighted Average Seasoning in Months	46	48
Trailing 12 Month Net (Recoveries) Charge-Offs	0.00%	(0.01%)
Criticized Loans in Millions	$18.9	$14.5
Criticized Loans as a Percent of Total	3.9%	3.0%

Portfolio Fundamentals

- Typically, well-seasoned investors with multiple projects, track record of success, and personal financial strength (Net Worth/Liquidity)
- Maximum LTV =<80% with recourse to owners with >20% interest
- Term of 5 to 10 years with 20 to 25-year amortizations depending on property type, markets, and strength and liquidity of sponsors
- Minimum DSC and/or Global DSC covenant required to monitor performance ranging from 1.15x-1.25x
- Conservative underwriting approach emphasizing actual results or market data
- Appropriate use of SBA 504/7a for lower cash injection or special use projects

7

Owner-Occupied CRE

Owner-Occupied CRE
As of 9/30/26



24%
20%
12%
11%
9%
4%
20%
CRE - Warehouse/Mini Storage
CRE - Restaurant
CRE - Industrial/Manufacturing
CRE - Retail
CRE - Mixed Use
CRE - Office
Other

By Geography
As of 9/30/26



5%
13%
82%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Owner-Occupied CRE

As of	9/30/2026	6/30/2026
Loan Balance Outstanding in Millions	$260	$256
Number of Loans	385	384
Average Loan Size in Thousands	$674	$667
Approximate Weighted Average LTV	50%	49%
Weighted Average Seasoning in Months	46	46
Trailing 12 Month Net Charge-Offs	0.24%	0.24%
Criticized Loans in Millions	$15.5	$15.8
Criticized Loans as a Percent of Total	6.0%	6.2%

Portfolio Fundamentals

- Underwritten to <80% LTV based on appraised value
- Term of 5 to 10 years with 20-year amortization
- Recourse to owners with >20% interest
- DSC covenant of 1.25x on project and/or Global DSC of 1.15x
- Appropriate use of SBA 504/7a for lower cash injection or special use projects
- By Geography "Other" segment includes borrowers with warm climates and no income tax states

8

Portfolio Fundamentals 66% 24% 10% Wisconsin Minnesota Other By Geography As of 9/30/26 35% 20% 11% 10% 9% 7% 3% 1% 4% 2021 2022 2025 2026 2023 2020 2024 2019 Prior to 2019 By Vintage As of 9/30/26 • Housing markets in Eau Claire, La Crosse, and Mankato markets supported by student populations (state universities and technical colleges) and growing populations and job markets • Multi-family sponsors experienced owners with multi-project portfolios • Typically underwritten to 75% LTV based on appraised value with recourse; metro markets and/or strong sponsors may warrant up to 80% LTV • Generally, term of 5-10 years with 20 to 25-year amortization (varies by new versus existing, size of market, and sponsor strength) • Covenant for minimum DSC/Global DSC Multi-Family CRE 9/30/2026 6/30/2026 $262 $253 128 129 $2.05 $1.96 63% 61% Weighted Average Seasoning in Months 48 49 0.00% 0.00% $14.4 $11.1 5.5% 4.4%Criticized Loans as a Percent of Total Approximate Weighted Average LTV Trailing 12 Month Net Charge-Offs Criticized Loans in Millions Portfolio Characteristics - Multi-Family CRE Loan Balance Outstanding in Millions Number of Loans Average Loan Size in Millions As of 9

Commercial & Industrial Loans

Commercial & Industrial
As of 9/30/26



13%
13%
11%
11%
11%
6%
5%
5%
4%
4%
3%
3%
2%
2%
7%
Transportation & Warehousing
Wholesale Trade
Manufacturing
Construction
Retail Trade
Finance & Insurance
Professional, Scientific, & Technical Services
Public Admin
Administrative Support
Real Estate, Rental, & Leasing
Health Care & Social Services
Arts, Entertainment, & Recreation
Agriculture
Education Services
Other

By Geography
As of 9/30/26



89%
10%
1%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Commercial & Industrial

As of	9/30/2026	6/30/2026
Loan Balance Outstanding in Millions	$105	$117
Number of Loans	626	631
Average Loan Size in Thousands	$167	$186
Weighted Average Seasoning in Months	31	32
Trailing 12 Month Net Charge-Offs	0.98%	1.01%
Committed Line, if collateral in Millions	$70	$56
Criticized Loans in Millions	$6.4	$6.9
Criticized Loans as a Percent of Total	6.1%	5.9%

Portfolio Fundamentals

- Highly diversified, secured loan portfolio underwritten with recourse
- Lines of credit reviewed annually and may have borrowing base certificates governing line usage
- Fixed asset LTV's based on age and type of equipment; <5-year amortization
- Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate
- "Retail Trade" segment consists of Farm Supply, Franchised Hardware, Franchised Auto Parts, Franchised and Non-franchised Auto Dealers and Repair Shops, and Convenience Stores/Gas Stations

10

Portfolio Fundamentals 24% 20% 16% 14% 10% 7% 3% 6% Arts & Entertainment Campgrounds Office Senior Living Hospitality Land 1-4 Family Other Construction & Development As of 9/30/26 80% 13% 3%2% 2% Wisconsin Texas Utah Massachusetts Minnesota By Geography As of 9/30/26 • Underwritten to 75-80% LTV based on lesser of cost or appraised value with full recourse • Interest only typically up to 18 months (depending on project complexity and seasonal timing) followed by amortization of 15-25 years (terms vary by property type) • Borrower equity contribution of cash/land value =>15% injected at the beginning of project (cash/land contribution) • Construction loans require 3rd party inspections and title company draws after balancing to sworn construction statement Construction & Development Loans 9/30/2026 6/30/2026 Loan Balance Outstanding in Millions $58 $56 Number of Loans 65 75 Average Loan Size in Millions $0.9 $0.8 Approximate Weighted Average LTV 63% 64% Trailing 12 Month Net Charge-Offs 0.00% 0.00% Percent Utilized of Commitments 64% 56% Criticized Loans in Millions $0.00 $0.00 Criticized Loans as a Percent of Total 0.0% 0.0% Portfolio Characteristics - Construction & Development As of 11

43% 25% 17% 15% Crop Other Farming Dairy Other Agricultural As of 9/30/26 Portfolio Fundamentals 80% 19% 1% Wisconsin Minnesota Other By Geography As of 9/30/26 • Producers required to have marketing plans to mitigate volatility of commodities • Appropriate crop/revenue insurance and/or dairy margin protection required • Maximum Ag RE LTV of <65%; equipment LTV of <75% • Appropriate structuring to separate crop production cycles and to match length of loan with asset financed • Use of Farmer Mac, FSA, SBA, or USDA programs to address DSC, collateral margins, or working capital • Operating and Ag loan relationships are typically cross collateralized Agricultural Real Estate & Operating Loans 9/30/2026 6/30/2026 $100 $101 453 451 $220 $224 40 39 0.00% 0.00% Criticized Loans in Millions $3.7 $4.4 3.7% 4.3%Criticized Loans as a Percent of Total Weighted Average Seasoning in Months Trailing 12 Month Net Charge-Offs (Recoveries) Portfolio Characteristics - Agricultural Loan Balance Outstanding in Millions Number of Loans Average Loan Size in Thousands As of 12

Citizens Community Bancorp Inc.

Campground Loans

(This industry classification was previously included in the slides on pages 7-12)

By Vintage
As of 9/30/26



19%
17%
14%
14%
14%
12%
5%
5%
2021
2022
2020
2026
2025
2024
2023
Prior

By Geography
As of 9/30/26



15%
10%
8%
7%
6%
6%
6%
5%
5%
5%
4%
4%
3%
3%
2%
2%
9%
Wisconsin
Florida
Pennsylvania
Nevada
Alabama
New Jersey
Texas
North Carolina
Ohio
Utah
New York
South Carolina
Illinois
Maryland
Tennessee
Kentucky

Sub-Portfolio Characteristics - Campgrounds

As of	9/30/2026	6/30/2026
Loan Balance Outstanding in Millions	$153	$152
Number of Loans	72	70
Average Loan Size in Millions	$2.1	$2.2
Approximate Weighted Average LTV	48%	48%
Weighted Average Seasoning in Months	46	45
Trailing 12 Month Net Charge-Offs	0.00%	0.00%
Criticized Loans in Millions	$5.7	$5.7
Criticized Loans as a Percent of Total	3.70%	3.70%

Portfolio Fundamentals

- Experienced multi-unit operators and owner-occupied franchised campgrounds (typically Jellystone Park)
- Grounds offer a mix of camping, RV, and cabin options with recreational amenities
- Park locations within reasonable proximity of metropolitan areas and/or near national and state parks
- Underwritten with recourse generally with 5 to 10-year terms and 20-year amortization
- Use of SBA 7a and 504 or other government guaranteed loan programs as appropriate
- 20+ years of history through CCF acquisition with no charge-off history

13

33% 31% 36% Full Service Limited Service Other Hotels As of 9/30/26 Portfolio Fundamentals 43% 26% 17% 10% 4% Wisconsin Minnesota Illinois Colorado New Mexico By Geography As of 9/30/26 • Mainly experienced multi-project hoteliers and guarantors with strong personal financial statements (net worth and liquidity) • Mainly flagged/franchised limited stay properties • Underwriting consistent with management's conservative approach to Investor CRE, emphasizing actual results stressed scenarios in underwriting Hotel Loans (This industry classification was previously included in the slides on pages 7-12) 9/30/2026 6/30/2026 $82 $100 22 24 $3.7 $4.1 57% 55% 0.00% 0.00% $3.0 $3.0 3.7% 3.1%Criticized Loans as a Percent of Total As of Number of Loans Trailing 12 Month Net Charge-Offs Sub-Portfolio Characteristics - Hotels Loan Balance Outstanding in Millions Average Loan Size in Millions Approximate Weighted Average LTV Criticized Loans in Millions 14

53% 26% 13% 3% 3% 2% Culver's - Limited Service Restaurants Bowling Centers Drinking Establishments Other National Limited Services Other Restaurants As of 9/30/26 Portfolio Fundamentals 64% 22% 14% Wisconsin Minnesota Other By Geography As of 9/30/26 • Experienced developers/operators of National Limited/Quick Service brands (Culver’s, Subway, Dairy Queen, McDonald’s, Jimmy John’s, A&W, etc.) • Underwritten to =<80% LTV with full recourse (depending on sponsor history); 20-year amortization with 5 to 10-year terms • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • Drinking Establishments may have other collateral pledged and tend to be in smaller communities in our footprint Restaurant Loans (This industry classification was previously included in the slides on pages 7-12) 9/30/2026 6/30/2026 $63 $62 81 83 $774 $748 52% 52% 0.00% 0.00% $3.2 $3.2 5.0% 5.1%Criticized Loans as a Percent of Total Sub-Portfolio Characteristics - Restaurants As of Trailing 12 Month Net Charge-Offs Loan Balance Outstanding in Millions Number of Loans Average Loan Size in Thousands Approximate Weighted Average LTV Criticized Loans in Millions 15

95% 5% Maturity or Next Repricing Date As of 9/30/26 2026 2027 & Beyond Portfolio Fundamentals 87% 7% 6% Wisconsin Minnesota Other By Geography As of 9/30/26 • Properties financed are generally in Wisconsin and Minnesota, and 98% of properties are located outside of large cities • Projects underwritten with 5 to 10-year term, up to 20-year amortization, and <80% LTV • Loans are with recourse to the sponsor/owner(s) • Buildings are mostly single level buildings and no more than three floors high • Tenants centered in medical, insurance, professional services, and government Office Loans (This industry classification was previously included in the slides on pages 7-12) 9/30/2026 6/30/2026 $40 $36 68 70 $595 $518 61% 55% 35.6 37.9 0.00% 0.00% $4.6 $0.3 11.3% 0.7%Criticized Loans as a Percent of Total Sub-Portfolio Characteristics - Office As of Weighted Average Seasoning in Months Criticized Loans in Millions Loan Balance Outstanding in Millions Number of Loans Average Loan Size in Thousands Approximate Weighted Average LTV Trailing 12 Month Net Charge-Offs 16

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank’s risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan and may be changed at any time as circumstances warrant. Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank’s loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows: 1 through 4 - Pass. A “Pass” loan means that the condition of the borrower and the performance of the loan is satisfactory or better. 5 - Watch. A “Watch” loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated may jeopardize the ability of the borrower to repay the loan in the future. 6 - Special Mention. A “Special Mention” loan has one or more potential weakness that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position in the future. 7 - Substandard. A “Substandard” loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. 8 - Doubtful. A “Doubtful” loan has all the weaknesses inherent in a “Substandard” loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. 9 - Loss. Loans classified as “Loss” are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future. As of September 30, 2026, June 30, 2026, December 31, 2025, and September 30, 2025, there were no loans classified as “Doubtful” with a risk rating of 8 and no loans classified as “Loss” with a risk rating of 9. Residential and consumer loans are typically not rated until they are past due 90 days at month-end which is why they are classified as “Pass” graded 1-5 and once past due or have a history of delinquencies, get assigned a grade 7. 17

Below is a breakdown of loans by risk rating as of September 30, 2026:
(in thousands)

	1 to 5	6	7	TOTAL
Total Loans:				
Commercial/Agricultural real estate:				
Commercial real estate	$ 709,213	$ 6,651	$ 27,793	$ 743,657
Agricultural real estate	70,383	290	2,230	72,903
Multi-family real estate	247,377	2,132	12,294	261,803
Construction and land development	57,877	—	—	57,877
C&I/Agricultural operating:				
Commercial and industrial	98,339	3,445	2,986	104,770
Agricultural operating	25,540	1,136	—	26,676
Residential mortgage:				
Residential mortgage	112,086	—	2,104	114,190
Purchased HELOC loans	1,267	—	117	1,384
Consumer installment:				
Originated indirect paper	1,265	—	36	1,301
Other consumer	6,973	—	40	7,013
Gross loans	$ 1,330,320	$ 13,654	$ 47,600	$ 1,391,574
Less:				
Unearned net deferred fees and costs and loans in process				(2,614)
Unamortized discount on acquired loans				(82)
Allowance for credit losses				(26,139)
Loans receivable, net				$ 1,362,739

Below is a breakdown of loans by risk rating as of June 30, 2026:
(in thousands)

	1 to 5	6	7	TOTAL
Total Loans:				
Commercial/Agricultural real estate:				
Commercial real estate	$ 700,687	$ 10,207	$ 20,134	$ 731,028
Agricultural real estate	68,145	986	2,251	71,382
Multi-family real estate	242,111	2,142	8,991	253,244
Construction and land development	56,090	—	—	56,090
C&I/Agricultural operating:				
Commercial and industrial	110,356	5,392	1,467	117,215
Agricultural operating	28,291	1,136	—	29,427
Residential mortgage:				
Residential mortgage	114,897	—	2,186	117,083
Purchased HELOC loans	1,288	—	117	1,405
Consumer installment:				
Originated indirect paper	1,535	—	24	1,559
Other consumer	7,221	—	46	7,267
Gross loans	$ 1,330,621	$ 19,863	$ 35,216	$ 1,385,700
Less:				
Unearned net deferred fees and costs and loans in process				(2,638)
Unamortized discount on acquired loans				(87)
Allowance for credit losses				(25,899)
Loans receivable, net				$ 1,357,076

18

Below is a breakdown of loans by risk rating as of December 31, 2025:
(in thousands)

	1 to 5	6	7	TOTAL
Total Loans:				
Commercial/Agricultural real estate:				
Commercial real estate	$ 657,822	$ 17,233	$ 8,053	$ 683,108
Agricultural real estate	68,003	923	210	69,136
Multi-family real estate	236,697	—	8,991	245,688
Construction and land development	75,710	57	—	75,767
C&I/Agricultural operating:				
Commercial and industrial	97,906	6,121	1,880	105,907
Agricultural operating	33,236	139	—	33,375
Residential mortgage:				
Residential mortgage	119,918	—	2,107	122,025
Purchased HELOC loans	1,622	—	117	1,739
Consumer installment:				
Originated indirect paper	2,196	—	28	2,224
Other consumer	3,995	—	2	3,997
Gross loans	$ 1,297,105	$ 24,473	$ 21,388	$ 1,342,966
Less:				
Unearned net deferred fees and costs and loans in process				(2,528)
Unamortized discount on acquired loans				(113)
Allowance for loan losses				(22,401)
Loans receivable, net				$ 1,317,924

Below is a breakdown of loans by risk rating as of September 30, 2025:
(in thousands)

	1 to 5	6	7	TOTAL
Total Loans:				
Commercial/Agricultural real estate:				
Commercial real estate	$ 668,722	$ 6,925	$ 8,284	$ 683,931
Agricultural real estate	63,736	143	217	64,096
Multi-family real estate	228,200	—	8,991	237,191
Construction and land development	74,789	—	—	74,789
C&I/Agricultural operating:				
Commercial and industrial	95,032	5,374	1,294	101,700
Agricultural operating	29,607	478	—	30,085
Residential mortgage:				
Residential mortgage	122,824	—	2,374	125,198
Purchased HELOC loans	1,862	—	117	1,979
Consumer installment:				
Originated indirect paper	2,537	—	30	2,567
Other consumer	4,152	—	3	4,155
Gross loans	$ 1,291,461	$ 12,920	$ 21,310	$ 1,325,691
Less:				
Unearned net deferred fees and costs and loans in process				(2,563)
Unamortized discount on acquired loans				(118)
Allowance for loan losses				(22,182)
Loans receivable, net				$ 1,300,828

19

Allowance for Credit Losses - Loans (in thousand, except ratios) September 30, 2026 and Three Months Ended June 30, 2026 and Three Months Ended March 31, 2026 and Three Months Ended December 31, 2025 and Three Months Ended Allowance for Credit Losses (“ACL”) ACL - Loans, beginning of period $ 25,899 $ 22,966 $ 22,401 $ 22,182 Loans charged off: Commercial/Agricultural real estate — (574) (17) — C&I/Agricultural operating (47) (849) (183) — Residential mortgage — — — — Consumer installment (2) — (1) (4) Total loans charged off (49) (1,423) (201) (4) Recoveries of loans previously charged off: Commercial/Agricultural real estate 19 — — — C&I/Agricultural operating 25 2 — 2 Residential mortgage — — 5 — Consumer installment — 4 3 18 Total recoveries of loans previously charged off: 44 6 8 20 Net loan recoveries/(charge-offs) (“NCOs”) (5) (1,417) (193) 16 Additions (Reversals) to ACL - Loans via provision for credit losses charged to operations 245 4,350 758 203 ACL - Loans, end of period $ 26,139 $ 25,899 $ 22,966 $ 22,401 Average outstanding loan balance $ 1,385,049 $ 1,363,849 $ 1,328,448 $ 1,329,456 Ratios: NCOs (annualized) to average loans 0.00% 0.42% 0.06% 0.00 % Allowance for Credit Losses - Unfunded Commitments: (in thousands) In addition to the ACL - Loans, the Company has established an ACL - Unfunded Commitments of $0.337 at September 30, 2026, $0.457 million at June 30, 2026, $0.490 million at December 31, 2025, and $0.493 million at September 30, 2025, classified in other liabilities on the consolidated balance sheets. September 30, 2026 and Three Months Ended June 30, 2026 and Three Months Ended March 31, 2026 and Three Months Ended December 31, 2025 and Three Months Ended ACL - Unfunded commitments, beginning of period $ 457 $ 482 $ 490 $ 493 Additions (reversals) to ACL - Unfunded commitments via provision for credit losses charged to operations (120) (25) (8) (3) ACL - Unfunded commitments, end of period $ 337 $ 457 $ 482 $ 490 20

Delinquency Detail
Loan balances at amortized cost
(in thousands)

	30-59 Days Past Due	60-89 Days Past Due	Greater Than 89 Days Past Due	Total Past Due	Current	Total Loans
September 30, 2026						
Commercial/Agricultural real estate:						
Commercial real estate	$ 3,290	$ 4,214	$ 17,291	$ 24,795	$ 718,222	$ 743,017
Agricultural real estate	277	—	—	277	72,540	72,817
Multi-family real estate	—	—	8,970	8,970	252,680	261,650
Construction and land development	—	—	—	—	56,589	56,589
C&I/Agricultural operating:						
Commercial and industrial	1,587	112	188	1,887	102,675	104,562
Agricultural operating	—	—	—	—	26,674	26,674
Residential mortgage:						
Residential mortgage	1,738	668	207	2,613	111,257	113,870
Purchased HELOC loans		—	—	—	1,384	1,384
Consumer installment:						
Originated indirect paper	—	13	—	13	1,288	1,301
Other consumer	17	3	3	23	6,991	7,014
Total	$ 6,909	$ 5,010	$ 26,659	$ 38,578	$1,350,300	$1,388,878
June 30, 2026						
Commercial/Agricultural real estate:						
Commercial real estate	$ 245	$ 5,637	$ 8,946	$ 14,828	$ 714,502	$ 729,330
Agricultural real estate	—	—	—	—	71,293	71,293
Multi-family real estate	—	—	8,970	8,970	244,102	253,072
Construction and land development	—	—	—	—	55,850	55,850
C&I/Agricultural operating:						
Commercial and industrial	—	—	463	463	116,555	117,018
Agricultural operating	—	—	—	—	29,424	29,424
Residential mortgage:						
Residential mortgage	1,669	284	61	2,014	114,743	116,757
Purchased HELOC loans	117	—	—	117	1,288	1,405
Consumer installment:						
Originated indirect paper	—	—	—	—	1,559	1,559
Other consumer	62	15	—	77	7,190	7,267
Total	$ 2,093	$ 5,936	$ 18,440	$ 26,469	$1,356,506	$1,382,975

21

Delinquency Detail (Continued)
Loan balances at amortized cost
(in thousands)

	30-59 Days Past Due	60-89 Days Past Due	Greater Than 89 Days Past Due	Total Past Due	Current	Total Loans
December 31, 2025						
Commercial/Agricultural real estate:						
Commercial real estate	$ 471	$ 572	$ 467	$ 1,510	$ 680,136	$ 681,646
Agricultural real estate	192	—	—	192	68,850	69,042
Multi-family real estate	—	—	8,970	8,970	236,521	245,491
Construction and land development	57	—	—	57	75,342	75,399
C&I/Agricultural operating:						
Commercial and industrial	665	—	1,143	1,808	103,948	105,756
Agricultural operating	—	—	—	—	33,364	33,364
Residential mortgage:						
Residential mortgage	1,419	132	44	1,595	120,071	121,666
Purchased HELOC loans	117	—	—	117	1,622	1,739
Consumer installment:						
Originated indirect paper	—	—	—	—	2,225	2,225
Other consumer	29	2	1	32	3,965	3,997
Total	$ 2,950	$ 706	$ 10,625	$ 14,281	$1,326,044	$1,340,325
September 30, 2025						
Commercial/Agricultural real estate:						
Commercial real estate	$ 3,401	$ 1,063	$ 216	$ 4,680	$ 677,760	$ 682,440
Agricultural real estate	197	—	—	197	63,804	64,001
Multi-family real estate	—	8,970	—	8,970	228,098	237,068
Construction and land development	—	—	—	—	74,354	74,354
C&I/Agricultural operating:						
Commercial and industrial	277	—	436	713	100,822	101,535
Agricultural operating	—	—	—	—	30,078	30,078
Residential mortgage:						
Residential mortgage	1,114	208	181	1,503	123,331	124,834
Purchased HELOC loans	—	—	—	—	1,979	1,979
Consumer installment:						
Originated indirect paper	18	—	—	18	2,548	2,566
Other consumer	6	9	2	17	4,138	4,155
Total	$ 5,013	$ 10,250	$ 835	$ 16,098	$1,306,912	$1,323,010

22

Nonaccrual Loans Roll Forward Loan balances at amortized cost (in thousands) Quarter Ended September 30, 2026 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 Balance, beginning of period $ 31,561 $ 17,303 $ 15,853 $ 15,614 $ 11,609 Additions 733 18,332 2,350 483 9,958 Charge offs (52) (1,423) (200) — (7) Transfers to OREO (240) — — — — Payments received (1,110) (2,629) (681) (244) (5,934) Other, net 65 (22) (19) — (12) Balance, end of period $ 30,957 $ 31,561 $ 17,303 $ 15,853 $ 15,614 Other Real Estate Owned Roll Forward (in thousands) Quarter Ended September 30, 2026 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 Balance, beginning of period $ 850 $ 850 $ 850 $ 876 $ 876 Loans transferred in 298 — — — — Sales (99) — — — — Write-downs — — — (26) — Other, net 41 — — — — Balance, end of period $ 1,090 $ 850 $ 850 $ 850 $ 876 23

The amortized cost, estimated fair value and related unrealized gains and losses on securities available-for-sale and held- to-maturity as of September 30, 2026 and December 31, 2025, respectively, were as follows: (in thousands) Available-for-sale securities Amortized Cost Gross Unrealized Gains Gross Unrealized Losses Estimated Fair Value September 30, 2026 U.S. treasury and government agencies $ 16,789 $ 22 $ 47 $ 16,764 Mortgage-backed securities 78,216 — 19,858 58,358 Corporate debt securities 42,337 79 1,298 41,118 Student loan asset-backed securities 14,505 13 165 14,353 Total available-for-sale securities $ 151,847 $ 114 $ 21,368 $ 130,593 December 31, 2025 U.S. treasury and government agencies $ 10,811 $ 15 $ 53 $ 10,773 Mortgage-backed securities 82,264 — 15,580 66,684 Corporate debt securities 42,394 152 1,864 40,682 Student loan asset-backed securities 16,149 10 195 15,964 Total available-for-sale securities $ 151,618 $ 177 $ 17,692 $ 134,103 (in thousands) Held-to-maturity securities Amortized Cost Gross Unrecognized Gains Gross Unrecognized Losses Estimated Fair Value September 30, 2026 Obligations of states and political subdivisions $ 300 $ — $ 8 $ 292 Mortgage-backed securities 75,765 2 19,801 55,966 Total held-to-maturity securities $ 76,065 $ 2 $ 19,809 $ 56,258 December 31, 2025 Obligations of states and political subdivisions $ 400 $ — $ 12 $ 388 Mortgage-backed securities 79,810 6 16,087 63,729 Total held-to-maturity securities $ 80,210 $ 6 $ 16,099 $ 64,117 The composition of our available-for-sale portfolio by credit rating as of the dates indicated below was as follows: (in thousands) September 30, 2026 December 31, 2025 Available-for-sale securities Amortized Cost Fair Value Amortized Cost Fair Value U.S. treasury and government agencies $ 95,005 $ 75,122 $ 93,075 $ 77,458 AAA 3,961 3,961 4,613 4,595 AA 10,544 10,392 11,536 11,369 A 2,250 2,113 2,250 2,097 BBB 40,087 39,005 40,144 38,584 Total available-for-sale securities $ 151,847 $ 130,593 $ 151,618 $ 134,103 24

The composition of our held-to-maturity portfolio by credit rating as of the dates indicated was as follows: (in thousands) September 30, 2026 December 31, 2025 Held-to-maturity securities Amortized Cost Fair Value Amortized Cost Fair Value U.S. government agency $ 75,765 $ 55,966 $ 79,810 $ 63,729 A 300 292 400 388 Total $ 76,065 $ 56,258 $ 80,210 $ 64,117 On September 2, 2026, the Board of Directors authorized a stock repurchase program of 482,500 shares, in open market or private transactions. The timing and amount of any share repurchases under this authorization will be determined by management based on market conditions and other considerations. This share repurchase authorization does not obligate the Company to repurchase any shares of its common stock. During the quarter ended September 30, 2026, 70,000 shares were repurchased under this program. As of September 30, 2026, approximately 412 thousand shares remained available for repurchase. Earnings Per Share (Amounts in thousands, except per share data) Three Months Ended Nine Months Ended September 30, 2026 June 30, 2026 September 30, 2025 September 30, 2026 September 30, 2025 Basic Net income attributable to common shareholders $ 5,406 $ 1,102 $ 3,682 $ 10,263 $ 10,149 Weighted average common shares outstanding 9,632 9,642 9,911 9,634 9,963 Basic earnings per share $ 0.56 $ 0.11 $ 0.37 $ 1.07 $ 1.02 Diluted Net income attributable to common shareholders $ 5,406 $ 1,102 $ 3,682 $ 10,263 $ 10,149 Weighted average common shares outstanding 9,632 9,642 9,911 9,634 9,963 Add: Dilutive stock options outstanding 5 5 10 4 10 Average shares and dilutive potential common shares 9,637 9,647 9,921 9,638 9,973 Diluted earnings per share $ 0.56 $ 0.11 $ 0.37 $ 1.06 $ 1.02 Common stock issued and outstanding 9,579 9,650 9,857 9,579 9,857 25

Economic Value of Equity Percent Change in Economic Value of Equity (EVE) Change in Interest Rates in Basis Points (“bp”) Rate Shock in Rates (1) At September 30, 2026 At December 31, 2025 +300 bp 3% 6% +200 bp 2% 4% +100 bp 1% 2% -100 bp (1) % (4) % -200 bp (3) % (8) % Net Interest Income Over One Year Horizon Percent Change in Net Interest Income Over One Year Horizon Change in Interest Rates in Basis Points (“bp”) Rate Shock in Rates (1) At September 30, 2026 At December 31, 2025 +300 bp (5) % (4) % +200 bp (4) % (2) % +100 bp (2) % (1) % -100 bp (1) % (1) % -200 bp 1% (1) % 26

CCFBank NATIONAL ASSOCIATION Selected Capital Composition Highlights September 30, 2026 (unaudited) June 30, 2026 (unaudited) December 31, 2025 (audited) September 30, 2025 (unaudited) To Be Well Capitalized Under Prompt Corrective Action Provisions Tier 1 leverage ratio (to adjusted total assets) 11.3% 11.2% 11.3% 12.2% 5.0% Tier 1 capital (to risk weighted assets) 13.3% 12.9% 13.4% 14.6% 8.0% Common equity tier 1 capital (to risk weighted assets) 13.3% 12.9% 13.4% 14.6% 6.5% Total capital (to risk weighted assets) 14.6% 14.2% 14.6% 15.9% 10.0% CITIZENS COMMUNITY BANCORP, INC. Selected Capital Composition Highlights September 30, 2026 (unaudited) June 30, 2026 (unaudited) December 31, 2025 (audited) September 30, 2025 (unaudited) For Capital Adequacy Purposes Tier 1 leverage ratio (to adjusted total assets) 9.7% 9.7% 9.9% 9.9% 4.0% Tier 1 capital (to risk weighted assets) 11.4% 11.2% 11.6% 11.8% 6.0% Common equity tier 1 capital (to risk weighted assets) 11.4% 11.2% 11.6% 11.8% 4.5% Total capital (to risk weighted assets) 14.9% 14.7% 15.3% 15.5% 8.0% 27

Fair Value Accounting ASC Topic 820-10, “Fair Value Measurements and Disclosures” establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The topic describes three levels of inputs that may be used to measure fair value: Level 1- Quoted prices (unadjusted) for identical assets or liabilities in active markets that the Company has the ability to access as of the measurement date. Level 2- Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 3- Significant unobservable inputs that reflect the Company’s assumptions about the factors that market participants would use in pricing an asset or liability. A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input within the valuation hierarchy that is significant to the fair value measurement. The fair value of securities available for sale is determined by obtaining market price quotes from independent third parties wherever such quotes are available (Level 1 inputs); or matrix pricing, which is a mathematical technique widely used in the industry to value debt securities without relying exclusively on quoted prices for the specific securities but rather by relying on the securities’ relationship to other benchmark quoted securities (Level 2 inputs). Where such quotes are not available, we utilize independent third party valuation analysis to support our own estimates and judgments in determining fair value (Level 3 inputs). Fair Value Table The table below represents what we would receive to sell an asset or what we would have to pay to transfer a liability in an orderly transaction between market participants at the measurement date. The carrying amount and estimated fair value of the Company’s financial instruments as of the dates indicated below were as follows: September 30, 2026 Valuation Method Used Carrying Amount Estimated Fair Value Financial assets: Cash and cash equivalents (Level I) $ 95,444 $ 95,444 Securities available-for-sale “AFS” (Level II) 130,593 130,593 Securities held-to-maturity “HTM” (Level II) 76,065 56,258 Farmer Mac equity securities (Level I) 591 591 Preferred equity (Level III) 1,125 1,125 Equity investments valued at NAV (1) N/A 4,840 N/A Other investments (Level II) 12,476 12,476 Loans receivable, net (Level III) 1,362,739 1,346,713 Loans held for sale - Residential mortgage (Level I) 1,169 1,169 Loans held for sale - SBA /FSA (Level II) 390 390 Mortgage servicing rights (Level III) 3,506 5,585 Accrued interest receivable (Level I) 6,436 6,436 Financial liabilities: Deposits (excluding demand deposits) (Level III) $ 892,487 $ 891,724 Other borrowings (Level II) 51,925 50,906 Accrued interest payable (Level I) 2,369 2,369 (1) Investments valued at NAV are excluded from being reported under the fair value hierarchy but are presented to permit reconciliation with the balance sheet in accordance with ASC 820-10-35-54B. 28